UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2011

UNITED FINANCIAL BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52947	74-3242562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

95 Elm Street, West Springfield, Massachusetts  01089
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:   (413) 787-1700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders

In its Current Report on Form 8-K, United Financial Bancorp, Inc. (the “Company”) reported the results of its annual meeting of stockholders held on April 21, 2011.  In that Form 8-K, the Company reported with respect to the advisory vote on the frequency of stockholders voting upon executive compensation, that in excess of 90% of the votes cast approved the proposal that stockholders vote on an advisory basis every year to approve executive compensation.  At a meeting of the Board of Directors, the Board considered the vote totals and that such vote was consistent with the Board’s earlier recommendation and determined to hold an advisory vote on the approval of executive compensation every year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED FINANCIAL BANCORP, INC.

Date: May 20, 2011	By:	/s/ Mark A Roberts
Mark A Roberts
Executive Vice President and Chief Financial Officer